UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2010

Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3186 Lionshead Avenue Carlsbad, California	92010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 477-8900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 6, 2010, Robert Buie resigned as a director of Xenonics Holdings, Inc. (the “Company”). In connection with Mr. Buie’s resignation, the Company purchased 533,529 shares of its common stock owned by Mr. Buie for a total purchase price of $106,706, or $0.20 per share.

A copy of the Company’s press release of December 7, 2010 regarding the preceding matters is filed as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Xenonics Holdings, Inc. Press Release dated December 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

December 8, 2010	By:	/s/ Richard S. Kay

Name: Richard S. Kay
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Xenonics Holdings, Inc. Press Release dated December 7, 2010

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